Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the periods ended March 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By	/s/ Anita Kumar
Anita Kumar
Date:	May 7, 2021		Chief Executive Officer

		By	/s/ Mark Fandrich
Mark Fandrich
Chief Financial Officer
Date:	May 7, 2021

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